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                                                                     EXHIBIT 21

                                 SUBSIDIARIES

  The following is a list of Subsidiaries of Waban Inc. as of March 29, 1997:

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                                                   JURISDICTION OF INCORPORATION
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
HomeClub, Inc..................................... Nevada
HomeClub, Inc. of Texas........................... Delaware
Fullerton Corporation............................. Delaware
Natick Security Corp.............................. Massachusetts
Natick Corporation................................ Delaware
HCI Development Corp.............................. California
HomeClub First Realty Corp........................ Colorado
Natick First Realty Corp.......................... Connecticut
Natick Second Realty Corp......................... Massachusetts
Natick NJ Flemington Realty Corp.................. New Jersey
Natick Fourth Realty Corp......................... New Jersey
Natick Fifth Realty Corp.......................... Maryland
Natick Sixth Realty Corp.......................... Connecticut
Natick MA Realty Corp............................. Massachusetts
Natick NH Realty Corp............................. New Hampshire
Natick NY Realty Corp............................. New York
HCWA Realty Corp.................................. Washington
HCCA Realty Corp.................................. California
Natick NY 1992 Realty Corp........................ New York
Natick PA Realty Corp............................. Pennsylvania
Natick VA Realty Corp............................. Virginia
HBNM Realty Corp.................................. New Mexico
Natick Portsmouth Realty Corp..................... New Hampshire
HBCA 1993 Realty Corp............................. California
HBOR Realty Corp.................................. Oregon
HBUT Realty Corp.................................. Utah
HCWA 1993 Realty Corp............................. Washington
Natick NJ Realty Corp............................. New Jersey
Natick NJ 1993 Realty Corp........................ New Jersey
BJ's PA Distribution Center, Inc.................. Pennsylvania
BJ's MA Distribution Center, Inc.................. Massachusetts
Natick CT Realty Corp............................. Connecticut
HBCO Realty Corp.................................. Colorado
HBNM 1994 Realty Corp............................. New Mexico
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                                                   JURISDICTION OF INCORPORATION
                                                   -----------------------------
HBCO 1994 Realty Corp............................. Colorado
Natick ME 1995 Realty Corp........................ Maine
Natick NY 1995 Realty Corp........................ New York
Natick MA 1995 Realty Corp........................ Massachusetts
Natick NH 1994 Realty Corp........................ New Hampshire
Natick PA 1995 Realty Corp........................ Pennsylvania
CWC Beverages Corp................................ Connecticut
FWC Beverages Corp................................ Florida
JWC Beverages Corp................................ New Jersey
Mormax Beverages Corp............................. Delaware
Mormax Corporation................................ Massachusetts
RWC Beverages Corp................................ Rhode Island
YWC Beverages Corp................................ New York
HBCA Pomona Realty Corp........................... California
HBCA Vacaville Realty Corp........................ California
Natick Lancaster Realty Corp...................... Pennsylvania
Natick Yorktown Realty Corp....................... New York
Natick Waterford Realty Corp...................... Connecticut
Natick Sennett Realty Corp........................ New York
Natick Bowie Realty Corp.......................... Maryland
Natick Pembroke Realty Corp....................... Florida
Natick PA Plymouth Realty Corp.................... Pennsylvania
Natick Realty, Inc................................ Maryland
BJ's Wholesale Club, Inc. ........................ Delaware
Waban Export Inc.................................. Barbados
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